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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 1, 2001


                         MAX & ERMA'S RESTAURANTS, INC.
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                      0-11514                   31-1041397
(State or other                (Commission File            (IRS Employer
 jurisdiction of                   Number)                Identification No.)
 incorporation)


                              4849 Evanswood Drive
                               Columbus, OH 43229
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 614/431-5800



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ITEM 5. - OTHER EVENTS.
----------------------

         On November 1, 2001, Max & Erma's Restaurants, Inc., a Delaware corporation (the "Company"), issued a press release announcing that the Company's Board of Directors has authorized the Company to repurchase up to 250,000 shares of its outstanding common stock through November 1, 2002. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.   EXHIBITS.

         (c)      Exhibits.

             Exhibit No.                     Description

                 99 Max & Erma's Restaurants, Inc. Press Release, dated November 1, 2001.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        Max & Erma's Restaurants, Inc.


Date: November 1, 2001                  By: /s/ William C. Niegsch, Jr.
                                           ------------------------------------
                                           William C. Niegsch, Jr., Executive
                                           President and Chief Financial Officer


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EXHIBITS INDEX

               Exhibit No.
               Description

                   99 Max & Erma's Restaurants, Inc. Press Release, dated November 1, 2001.